                                                                  EXHIBIT 99.16


DEBTOR:  AMCV HOLDINGS, INC.                       CASE NUMBER:  01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
-------------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMCV HOLDINGS, INC.                       CASE NUMBER:  01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

28-Jun-02             Summary Of Bank And Investment Accounts      Attachment 1
2:30 PM                       AMCV Holdings, Inc.
Summary                     Case No: 01-10973 (JCA)                   UNAUDITED
AMCV Holdings, Inc.         For Month Of May, 2002


                                       Balances
                              ------------------------------     Receipts &         Bank
                                 Opening          Closing       Disbursements     Statements        Account
Account                       As Of 5/01/02    As Of 5/31/02      Included         Included        Reconciled
-------                       -------------    -------------    -------------     ----------       ----------
No Bank Or Investment                NA              NA               NA              NA               NA
Accounts

28-Jun-02                  Receipts & Disbursements                Attachment 2
2:30 PM                       AMCV Holdings, Inc.
Summary                     Case No: 01-10973 (JCA)
AMCV Holdings, Inc.         For Month Of May, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

28-Jun-02                   Concentration & Investment             Attachment 3
2:30 PM                         Account Statements
Summary                        AMCV Holdings, Inc.
AMCV Holdings, Inc.          Case No: 01-10973 (JCA)
Attach 3                      For Month Of May, 2002


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:34
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=12 (AMCV - HOLDINGS)


                               PTD-Actual
                               31-May-02
                               ----------

Revenue
Gross Revenue                       0.00
Allowances                          0.00
                                --------
Net Revenue                         0.00

Operating Expenses
Air                                 0.00
Hotel                               0.00
Commissions                         0.00
Onboard Expenses                    0.00
Passenger Expenses                  0.00
Vessel Expenses                     0.00
Layup/Drydock Expense               0.00
Vessel Insurance                    0.00
                                --------
Total Operating Expenses            0.00

                                --------
Gross Profit                        0.00

SG&A Expenses
Sales & Marketing                   0.00
Start-Up Costs                      0.00
                                --------
Total SG&A Expenses                 0.00

                                --------
EBITDA                              0.00

Depreciation                        0.00

                                --------
Operating Income                    0.00

Other Expense/(Income)
Interest Income                     0.00
Equity in Earnings for Sub     (8,894.39)
Reorganization expenses             0.00
                                --------
Total Other Expense/(Income)    8,894.39

                                --------
Net Pretax Income/(Loss)       (8,894.39)

Income Tax Expense                  0.00

                                --------
Net Income/(Loss)              (8,894.39)
                                ========

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:43
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=12 (AMCV - HOLDINGS)


                                      YTD-Actual        YTD-Actual
                                       31-May-02         22-Oct-01
                                     -------------     -------------

ASSETS

Cash and Equivalent                           0.00              0.00

Restricted Cash                               0.00              0.00

Accounts Receivable                           0.00              0.00

Inventories                                   0.00              0.00

Prepaid Expenses                              0.00              0.00

Other Current Assets                          0.00              0.00

                                     -------------     -------------
Total Current Assets                          0.00              0.00


Fixed Assets                                  0.00              0.00

Accumulated Depreciation                      0.00              0.00

                                     -------------     -------------
Net Fixed Assets                              0.00              0.00


Net Goodwill                                  0.00              0.00

Intercompany Due To/From                      0.00              0.00

Net Deferred Financing Fees                   0.00              0.00

Net Investment in Subsidiaries       (2,686,109.08)      (918,077.34)

                                     -------------     -------------
Total Other Assets                   (2,686,109.08)      (918,077.34)

                                     -------------     -------------
Total Assets                         (2,686,109.08)      (918,077.34)
                                     =============     =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:43
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=12 (AMCV - HOLDINGS)


                                      YTD-Actual        YTD-Actual
                                       31-May-02         22-Oct-01
                                     -------------     -------------

LIABILITIES

Accounts Payable                              0.00              0.00

Accrued Liabilities                           0.00              0.00

Deposits                                      0.00              0.00

                                     -------------     -------------
Total Current Liabilities                     0.00              0.00


Long Term Debt                                0.00              0.00

Other Long Term Liabilities                   0.00              0.00

                                     -------------     -------------
Total Liabilities                             0.00              0.00


OTHER

Liabilities Subject to Compromise             0.00              0.00

                                     -------------     -------------
Total Other                                   0.00              0.00


OWNER'S EQUITY

Common Stock                              9,440.25          9,440.25

Add'l Paid In Capital                79,208,059.85     79,208,059.85

Current Net Income (Loss)            (2,500,318.63)   (13,500,663.21)

Retained Earnings                   (79,403,290.55)   (66,634,914.23)

                                     -------------     -------------
Total Owner's Equity                 (2,686,109.08)      (918,077.34)

                                     -------------     -------------
Total Liabilities & Equity           (2,686,109.08)      (918,077.34)
                                     =============     =============

AMCV Holdings, Inc.               ATTACHMENT 6                   01-10973 (JCA)
                              Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                     BEGINNING                                      ENDING
AFFILIATE NAME                       CASE NUMBER      BALANCE        DEBITS        CREDITS         BALANCE
AMCV Cruise Operations, Inc.         01-10967        638,723.36            --        585.00       638,138.36
Project America, Inc.                N/A            (457,361.14)           --            --      (457,361.14)
Great Hawaiian Cruise Line, Inc.     01-10975       (181,362.22)       585.00            --      (180,777.22)
                                                    -----------        ------        ------      ------------
                                                             --        585.00        585.00               --
                                                    ===========        ======        ======      ============

                              AMCV Holdings, Inc.
                                 01-10973 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                              AMCV Holdings, Inc.
                                 01-10973 (JCA)




                            Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMCV HOLDINGS, INC.                       CASE NUMBER:  01-10973 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.